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Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report on Form 10-K of Momenta Pharmaceuticals, Inc. (the "Company") for the period ended December 31, 2015 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Craig A. Wheeler, President and Chief Executive Officer of the Company, and Richard P. Shea, Senior Vice President and Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

  (1)
  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2)
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 26, 2016	/s/ CRAIG A. WHEELER Craig A. Wheeler President and Chief Executive Officer
Dated: February 26, 2016	/s/ RICHARD P. SHEA Richard P. Shea Senior Vice President and Chief Financial Officer

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  Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002